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                                         STATEMENT TO CERTIFICATEHOLDERS

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        Merrill Lynch Mortgage Investors, Inc.                       Current Collection Period:    28-Nov-96 to 27-Dec-96
        Home Equity Loan Asset Backed Certificates                   P & S Agreement Date:                      01-Sep-96
                      Class A Certificates, Series 1996-2
                      Class M Certificates, Series 1996-2            Original Settlement Date:                  27-Sep-96
                      Class B Certificates, Series 1996-2            Distribution Date:                         28-Jan-97


                      1 month LIBOR                                                                               5.68750%

                      Class A Pass-Through Rate (1 mo LIBOR + 14 bps)                                             5.82750%
                      Class M Pass-Through Rate (1 mo LIBOR + 28 bps)                                             5.96750%
                      Class B Pass-Through Rate (1 mo LIBOR + 25 bps)                                             5.93750%

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        Distribution to Holders of Class A Certificates (per Certificate with a $1,000 denomination)

     1 i.            Amount Allocable to Class A Principal                                                     27.733716
        ii.           Amount Allocable to Unpaid Class A Principal Shortfall                                     0.000000
        iii.          Remaining Unpaid Class A Principal Shortfall After Such Distribution                       0.000000

      2 i.            Amount Allocable to Class A Interest                                                       4.373492
        ii.           Amount Allocable to Class A Carryover Interest Shortfall                                   0.000000
        iii.          Amount Allocable to Unpaid Class A Interest Shortfall                                      0.000000
        iv.           Remaining Unpaid Class A Interest Shortfall After Such Distribution                        0.000000

      3 i.            Amount of Class A Principal Shortfall For Such Distribution Date                           0.000000
        ii.           Amount of Class A Interest Shortfall For Such Distribution Date                            0.000000

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        Distribution to Holders of Class M Certificates (per Certificate with a $1,000 denomination)

      4 i.            Amount Allocable to Class M Principal                                                      0.000000
        ii.           Amount Allocable to Unpaid Class M Principal Shortfall                                     0.000000
        iii.          Remaining Unpaid Class M Principal Shortfall After Such Distribution                       0.000000

      5 i.            Amount Allocable to Class M Interest                                                       4.807153
        ii.           Amount Allocable to Class M Carryover Interest Shortfall                                   0.000000
        iii.          Amount Allocable to Unpaid Class M Interest Shortfall                                      0.000000
        iv.           Remaining Unpaid Class M Interest Shortfall After Such Distribution                        0.000000

      6 i.            Amount of Class M Principal Shortfall For Such Distribution Date                           0.000000
        ii.           Amount of Class M Interest Shortfall For Such Distribution Date                            0.000000

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        Distribution to Holders of Class B Certificates (per Certificate with a $1,000 denomination)

      7 i.            Amount Allocable to Class B Principal                                                     59.629382
        ii.           Amount Allocable to Unpaid Class B Principal Shortfall                                     0.000000
        iii.          Remaining Unpaid Class B Principal Shortfall After Such Distribution                       0.000000

      8 i.            Amount Allocable to Class B Interest                                                       3.886388
        ii.           Amount Allocable to Class B Carryover Interest Shortfall                                   0.000000
        iii.          Amount Allocable to Unpaid Class B Interest Shortfall                                      0.000000
        iv.           Remaining Unpaid Class B Interest Shortfall After Such Distribution                        0.000000

      9 i.            Amount of Class B Principal Shortfall For Such Distribution Date                           0.000000
        ii.           Amount of Class B Interest Shortfall For Such Distribution Date                            0.000000

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     10               Ending Class A Principal Balance                                                     577,691,702.83
     11               Ending Class A Principal Factor                                                          90.3911587%

     12               Ending Class M Principal Balance                                                      41,291,000.00
     13               Ending Class M Principal Factor                                                         100.0000000%

     14               Ending Class B Principal Balance                                                      28,384,891.85
     15               Ending Class B Principal Factor                                                          75.2914903%

     16 i.            Ending Pool Number of Loans                                                                  11,962
        ii.           Ending Pool Balance                                                                  656,683,639.42

     17 i.            Number of Mortgage Loans 30 to 59 Days Delinquent                                               471
        ii.           Aggregate Principal Balances of Mortgage Loans 30 to 59 Days Delinquent               27,806,236.20
        iii.          Number of Mortgage Loans 60 or More Days Delinquent                                             106
        iv.           Aggregate Principal Balances of Mortgage Loans 60 or More Days Delinquent              7,856,305.04
     18               Book Value of Real Estate Aquired Through Foreclosure or Grant of a Deed                 225,767.45

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